PROSPECTUS SUPPLEMENT                                               EXHIBIT 99.1
(To Prospectus dated February 17, 2006)               REGISTRATION NO. 333-44286



                           [HOLDRS EUROPE 2001 LOGO]



                        1,000,000,000 Depositary Receipts
                          Europe 2001 HOLDRS (SM) Trust

         This prospectus supplement supplements information contained in the prospectus dated February 17, 2006 relating to the sale of up to 1,000,000,000 depositary receipts by the Europe 2001 HOLDRS (SM) Trust.

         The share amounts specified in the table in the "Highlights of Europe 2001 HOLDRS" section of the base prospectus shall be replaced with the following:

                                                                                       Primary U.S.
                                                                             Share        Trading
                  Name of Company                             Ticker        Amounts       Market
         ---------------------------------------           ------------  ------------ -------------
         AEGON, N.V.                                           AEG           5.2          NYSE
         Alcatel*                                              ALA            3           NYSE
         Amdocs Limited                                        DOX            3           NYSE
         ARM Holdings plc*                                    ARMHY           8          NASDAQ
         ASM International N.V.                               ASMI           13          NASDAQ
         ASML Holding N.V.                                    ASML            7          NASDAQ
         AstraZeneca PLC.*                                     AZN            4           NYSE
         AXA*                                                  AXA            6           NYSE
         Bookham Inc.                                         BKHM           1.2         NASDAQ
         BP p.l.c.*                                            BP             4           NYSE
         Business Objects S.A.*                               BOBJ           4.5         NASDAQ
         DaimlerChrysler AG                                    DCX            4           NYSE
         Deutsche Telekom AG*                                  DT             5           NYSE
         Diageo p.l.c.*                                        DEO            5           NYSE
         Elan Corporation, p.l.c.*                             ELN            4           NYSE
         Ericsson LM Telephone Company*                       ERICY          1.6         NASDAQ
         GlaxoSmithKline p.l.c.*                               GSK            6           NYSE
         Infineon Technologies AG*                             IFX            5           NYSE
         ING Group N.V.*                                       ING            4           NYSE
         IONA Technologies p.l.c.*                            IONA            3          NASDAQ
         Koninklijke Philips Electronics N.V.                  PHG            5           NYSE
         Millicom International Cellular S.A.*                MICC            8          NASDAQ
         Nokia Corp.*                                          NOK            5           NYSE
         Novartis AG*                                          NVS            5           NYSE
         Qiagen N.V.                                          QGEN            6          NASDAQ
         Repsol YPF, S.A.*                                     REP           11           NYSE
         Ryanair Holdings p.l.c.*                             RYAAY           8          NASDAQ
         Sanofi-Aventis SA*                                    SNY         4.6956         NYSE
         SAP AG*                                               SAP            4           NYSE
         (New) Scottish Power p.l.c.* (1)                      SPI        5.555557        NYSE
         Serono S.A.*                                          SRA            9           NYSE
         Shire p.l.c.*                                        SHPGY           4          NASDAQ
         Skillsoft p.l.c.*                                    SKIL            6          NASDAQ
         STMicroelectronics N.V.                               STM            4           NYSE

                                                                        (continued on following page)

                                                                                       Primary U.S.
                                                                             Share        Trading
                  Name of Company                             Ticker        Amounts       Market
         ---------------------------------------           ------------  ------------ -------------
         Telefonica S.A.*                                     TEF       4.555843218       NYSE
         Total S.A.* (2) (3)                                  TOT            6            NYSE
         UBS AG (4)                                           UBS            3            NYSE
         Unilever N.V. (5)                                    UN             9            NYSE
         Vivendi Universal*                                    V             3            NYSE
         Vodafone Group p.l.c.*                               VOD            6            NYSE
         New WPP Group p.l.c.*                               WPPGY           3           NASDAQ

         ---------------------

         * The securities of these non-U.S. companies trade in the United States as American Depository
         Receipts. Please see "Risk Factors" and "Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

(1) As a result of the Share Consolidation and Special Dividend of Scottish Power Plc (NYSE: "SPI"), a constituent of the Europe 2001+ HOLDRS Trust, (New) Scottish Power Plc will replace Scottish Power Plc as an underlying constituent of the Trust. Consistent with the terms of the HOLDRS Trust, The Bank of New York was not required to, and did not, make an election related to the Special Dividend and will therefore receive the form of consideration paid to non-electing holders. For the 7 shares of Scottish Power Plc per 100 share round lot of Europe 2001+ HOLDRS, The Bank of New York received 5.555557 shares of (New) Scottish Power Plc (NYSE: "SPI") and $63.00336 in cash. As a result, effective Thursday May 18, 2006, 5.555557 shares of (New) Scottish Power Plc will be required for creations or cancellations per 100 share round lot of Europe 2001+ HOLDRS.

(2)      As a result of the spin-off of Arkema S.A. from Total S.A. (NYSE:
         "TOT") a component of the Europe 2001+ HOLDRSSM Trust, Arkema S.A. will not be added as an underlying security of the Europe 2001+ HOLDRSSM Trust. As set forth in the prospectus for the Trust, if Arkema S.A. is not listed for trading on a U.S. national securities exchange or through NASDAQ, it will be distributed by The Bank of New York. For the 3 shares of Total S.A. per 100 shares round lot of Europe 2001+ HOLDRSSM, The Bank of New York received 0.15 shares of Arkema S.A. and distributed 0.0015 shares of Arkema S.A. per depositary share of "EKH" on May 30, 2006.

(3) Effective Friday, May 26, 2006, the quantity of shares of Total S.A. represented by each 100 share round lot of Europe 2001+ HOLDRS increased to 6 shares (from 3) due to a 2 for 1 stock split of Total S.A.

(4) The quantity of shares of UBS AG (NYSE: "UBS") represented by each 100 share round lot of Europe 2001 HOLDRS will increase to 6 shares (from
         3) due to a 2 for 1 stock split of UBS AG. Effective Monday, July 10, 2006, deposits of UBS AG Common Stock for creation of Europe 2001 HOLDRS will increase to 6 UBS (instead of 3 UBS) per round lot of 100 Europe 2001 HOLDRS due to the 2 for 1 stock split of UBS AG.

(5) Effective, May 31, 2006, the quantity of shares of Unilever N.V. (NYSE:"UN") represented by each 100 share round lot of Europe 2001 HOLDRS increased to 9 shares (from 3) due to the 3 for 1 stock split of Unilever N.V.

         The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

            The date of this prospectus supplement is June 30, 2006.